SCHEDULE 14A INFORMATION

                   (Cover Page to Schedule 14A)


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

                        (Amendment No.   )


Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                         Uroplasty, Inc.
         (Name of Registrant as Specified In Its Charter)


                         (Not Applicable)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules (14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     _________________________________________________________________

     2.  Aggregate number of securities to which transaction applies:

     _________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     _________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:

     _________________________________________________________________

     5.  Total fee paid:

     _________________________________________________________________

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:

     __________________________________________

     2.  Form, Schedule or Registration Statement No.:

     __________________________________________

     3.  Filing Party:

     __________________________________________

     4.  Date Filed:

     __________________________________________




1998 ANNUAL MEETING

	UROPLASTY, INC.
	2718 Summer Street NE
	Minneapolis, MN  55413-2820



TO THE SHAREHOLDERS OF UROPLASTY, INC.:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on August 13, 1998 at 4:00 PM (Minneapolis Time) at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota.

The formal Notice of Meeting, Proxy Statement and Proxy are attached and the Company's Annual Report to Shareholders is enclosed. Even if you do not plan to attend the meeting, please sign, date and return the enclosed proxy as soon as possible in the envelope provided.

	Very truly yours,



	/s/ DANIEL G. HOLMAN
	Daniel G. Holman
	CEO


Minneapolis, Minnesota
July 23, 1998


PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE
THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE
THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.




UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN  55413-2820

_________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 13, 1998

_________________________________

To Our Shareholders:

Notice is hereby given that the Uroplasty, Inc. Annual Meeting of Shareholders will be held on Thursday, August 13, 1998 at 4:00 PM
(Minneapolis Time) at the Minneapolis Hilton and Towers, 1001
Marquette Avenue, Minneapolis, Minnesota for the following purposes:

1. To fix the number of members of the Board of Directors for the ensuing year at four.

2. To elect one individual to one class of directors who will serve until 1999.

3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

The close of business on July 15, 1998 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments thereof.

	BY ORDER OF THE BOARD OF DIRECTORS

	/s/ SUSAN HARTJES-DOHERTY
	Susan Hartjes-Doherty
	Secretary

Minneapolis, Minnesota
July 23, 1998


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.
IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE
YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING,
DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE.




UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN  55413-2820


_______________________________

PROXY STATEMENT
_______________________________

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 13, 1998
_______________________________



INTRODUCTION

The Annual Meeting of Shareholders (the "Annual Meeting") of Uroplasty, Inc. (the "Company") will be held on August 13, 1998, at 4:00 PM
(Minneapolis Time) at the Minneapolis Hilton and Towers, 1001
Marquette Avenue, Minneapolis, Minnesota, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE
PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

The Company expects this proxy material will first be mailed to shareholders on or about July 23, 1998.

VOTING OF SHARES

Only holders of Common Stock of record at the close of business on July 15, 1998 will be entitled to vote at the Annual Meeting. On July 15, 1998 the Company had 5,917,475 shares of Common Stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote at the meeting (2,958,738 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (that is, a card returned by a broker on behalf of its beneficial owner/customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and any other proposals which may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter.


PROPOSAL 1

FIX NUMBER OF DIRECTORS AT FOUR


The Bylaws of the Company provide that the Board of Directors shall consist of one or more members, as determined by the shareholders at a regular meeting. The Board of Directors recommends the shareholders fix the number of directors to comprise the Board of Directors for the ensuing year at four.


PROPOSAL 2

ELECTION OF DIRECTOR

Nomination

As permitted by Minnesota law, the Company's Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

The Board of Directors (the "Board") has nominated the individual named below to serve as director of the Company for a term of one year until the annual meeting of the shareholders in 1999 or until his successor has been elected and qualified. One member of the current Board, Carolyn A. Bruhjell, did not stand for re-election.

The Board recommends a vote FOR the election of the nominee listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominee named below. If prior to the meeting the Board should learn that the nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. The Board has no reason to believe that the nominee will be unable to serve.


Information About the Nominee

The following information has been furnished to the Company as of July 15, 1998 by the person nominated by the Board to serve as a director for the term stated.

     Name of Nominee     Age  Principal Occupation

     Nominee to Serve in Office until 1999

          Alex Gerwer    43   Principal & Consultant, AKN


The business experience of said nominee for director follows:

Alex Gerwer has been a Principal and Consultant for AKN in San Diego, California, a management consulting firm to medical product companies since 1990. From 1988 to 1990, he was the Manager of New Business Development for Nihon Kohden America, a medical electronics company in Irvine, California. Mr. Gerwer was a Research Scientist for Diatek, Inc. in San Diego, California from 1986 to 1988. Mr. Gerwer received a B.S. in Chemistry and Physics from the University of Michigan, and a Master of Science in Chemical Physics from the California Institute of Technology.

Information About the Board and its Committees

The business and affairs of the Company are managed by the Board, which met five times during the fiscal year ended March 31, 1998.

The members of the Compensation Committee during fiscal 1998 were Messrs. Pitlor and Maxwell and Ms. Bruhjell. The function of the Compensation Committee is to set the compensation for those officers who are also directors, and set the terms of and grants of awards under the Company's 1997 Stock Option Plan (the "1997 Plan") and to act on other matters relating to compensation as it deems appropriate. The Compensation Committee met one time during fiscal 1998.

The members of the Nominating Committee during fiscal 1998 were Messrs. Holman, Pitlor and Maxwell and Ms. Bruhjell. The function of the Nominating Committee is to consider and recommend to the Board nominees for election as director. The Nominating Committee was only established in August 1997 and did not meet during fiscal 1998.

The members of the Audit Committee during fiscal 1998 were Mr. Maxwell and Ms. Bruhjell. The function of the Audit Committee is to meet with the Company's independent auditors, review the scope and results of their audits, review the Company's responses to audit reports, and consider the adequacy of internal controls and the Company's response to new regulatory issues and accounting rules. The Audit Committee was only established in August 1997 and did not meet during fiscal 1998.

All of the Directors attended 100% of the aggregate meetings of the Board and all committees on which they served during fiscal 1998.

Director Compensation

Mr. Pitlor receives $2,000 per month as a consulting fee from the Company under a month-to-month agreement. Additionally, non-employee board members who do not receive any other form of compensation from the Company receive $500 per board meeting attended.

Messrs. Pitlor and Maxwell hold options to purchase 45,000 shares of Common Stock and Ms. Bruhjell holds options to purchase 30,000 shares of Common Stock as of March 31, 1998. The exercise price of the options ranges from $.50 to $3.19 per share.


PRINCIPAL SHAREHOLDERS AND BENEFICIAL
OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of July 15, 1998 unless otherwise noted (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director and executive officer named in the Summary Compensation Table and (c) by all executive officers and directors of the Company as a group.

Name and Address       Number of Shares
of Beneficial Owner    Beneficially Owned (1)   Percent of Class (2)

Bruce P. Mindich           1,100,000                   18.6%
555 White Plains Road
Tarrytown, NY  10591

Daniel G. Holman             299,981                    5.1%     (3)
2718 Summer Street NE
Minneapolis, MN  55413-2820

Susan Doherty                122,203                    2.1%     (4)
2718 Summer Street NE
Minneapolis, MN  55413-2820

Directors and                771,979                   13.0%     (5)
Executive Officers
as a Group (7 Persons)
_________________________________

 (1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are considered outstanding for the purpose of computing the percentage of the person holding any such options or warrants, but are not considered outstanding for the purpose of computing the percentage of any other person.

(2) Based on 5,917,475 shares of Common Stock outstanding as of July 15, 1998.

(3) Includes 95,000 shares held under options to purchase common stock.

(4) Includes 65,000 shares held under options to purchase common stock.

(5) Includes 340,000 shares held under options to purchase common stock.


     EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Certain Other Compensation

The following table sets forth (1) the compensation paid for the years shown in the table, to Daniel G. Holman, the Company's Chairman, President, CEO and CFO, and to Susan Hartjes-Doherty, the Company's Vice President of Regulatory Affairs and Operations and Secretary;
(2) the stock options and stock appreciation rights granted to such individuals for the years shown; and (3) long-term payouts and other compensation for the years shown:

Summary Compensation Table

                                     Long Term Compensation (1)
     Annual Compensation                Awards
(a)       (b)     (c)      (d)     (e)       (f)           (g)

                                  Other                  Securities
Name                              Annual    Restricted   Under-
and                               Compen-   Stock        lying
Principal                         sation    Awards       Options
Position  Year  Salary($) Bonus($)  ($)       ($)        SARs(#)

Daniel G.
Holman    1998  161,919    --     25,632(2)    --        70,000
CEO       1997  154,162    --     28,818(2)    --            0
          1996  146,534    --     18,016(2)    --        15,000

Susan     1998  102,160   5,000     --         --        40,000
Hartjes-Doherty,
Vice President

Total Compensation for
     All Executive Officers
     For Fiscal Year 1998:
          (Four Persons) $    475,617

(1) There were no payouts under a "long-term incentive plan" (called "LTIP") for the years shown, nor was any other form of compensation paid or awarded.

(2) Reimbursement of expatriot living expenses in The Netherlands.
_____________________________

Option/SAR Grants Table

Option Grants in Fiscal Year Ended March 31, 1998

              Number of     Percent of
              Securities    Total Op-
              Underlying    tions/SARS
              Options       Granted to     Exercise or   Securities
              /SARS         Employees in   Base Price    Expiration
Name          Granted(#)    Fiscal Year    ($/Share)     Date

Daniel G.      50,000       15.1%          $1.00         April 2002
Holman, CEO    20,000       6.0%           $3.25         February 2003

Susan Hartjes- 25,000       7.6%           $1.00         April 2002
Doherty, V.P.  15,000       4.5%           $3.25         February 2003

(1) Options for 250,000 shares were granted to officers and directors during the fiscal year ended March 31, 1998.

The Company adopted an Incentive Stock Option Plan (the "1995 Plan") in May 1995 which provided for the granting of options to purchase 350,000 shares of stock. At March 31, 1998 there were 177,200 options outstanding under the 1995 Plan. In April 1997, the Board of Directors adopted and in August 1997, the Company's shareholders approved the 1997 Stock Option Plan (the "1997 Plan") pursuant to which 500,000 shares of common stock have been reserved. At March 31, 1998 there were 313,000 options outstanding under the 1997 Plan. (In addition, the Company had 15,000 options outstanding not issued pursuant to either Plan.) Both Plans required that options be granted at exercise prices equal to or greater than the fair market value of the stock at the time of the grant.

Aggregated Option/SAR Exercises and Fiscal Year-End
Option/SAR Value Table

                                           Number of
                                           Securities     Value of
                                           Underlying     Unexercised
                                           Unexercised    In-the-Money
                                           Options/SARs   Options/SARs
                                           At FY-End (#)  at FY-End ($)
            Shares acquired   Value        Exercisable/   Exercisable/
Name          on Exercise     Realized($)  Unexercisable  Unexercisable

Daniel G.       10,000         27,000       95,000/0       $181,250/0
Holman, CEO

Susan Hartjes-    --             --         65,000/0       $125,000/0
Doherty, V.P.


CERTAIN TRANSACTIONS

The Company has a Royalty Agreement with three individuals, namely Arthur A. Beisang, Jr., Robert A. Ersek, M.D., and Arthur A. Beisang, III, M.D. Mr. Beisang and Dr. Ersek are former officers and directors of the Company and, as far as the Company knows, each holds, or did hold, more than 5% of the Company's outstanding stock. The aggregate amount of royalty expense recognized by the Company pursuant to such Royalty Agreement during each of the past three fiscal years was as follows.

   Fiscal Year ended 3/31/98     Uroplasty, Inc.     $    147,860
                                                        ==========
   Fiscal Year ended 3/31/97     Uroplasty, Inc.     $    110,495
                                                        ==========
   Fiscal Year ended 3/31/96     Bioplasty, Inc.     $      1,000
                                 Uroplasty, Inc.           64,695
                                                        ----------
                                       Total for 1996 $    65,695
                                                        ==========

On July 11, 1997, the Company's then second largest shareholder, the Bioplasty Product Claimants Trust (the "Trust"), which prior to such date owned 640,000 shares, or 17.5% of the Company's then outstanding shares of common stock, sold such shares to a group of investors
(the "Investors"). In connection with such transaction, the Trust sold to the Investors its interest in that certain Promissory Note, dated March 30, 1994, which, at March 31, 1997, had a principal balance outstanding of $496,000. Concurrently with the sale by the Trust of the 640,000 shares to the Investors, the Company agreed to convert and did convert the Note into 496,000 shares of Common Stock, at a conversion ratio of $1.00 per share. The Investors, who included certain registered representatives (or their customers) employed by RJ Steichen & Co., a Minneapolis broker-dealer, consisted of 33 individuals, retirement accounts and corporations located primarily in the Minneapolis/St. Paul, Minnesota area. The aforementioned transaction was facilitated by certain registered representatives of RJ Steichen
& Co., but they were not directly compensated for their efforts by either the Trust or the Company, and the Investors did not pay a commission on the transaction. There was no involvement whatsoever by R. J. Steichen as an entity.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the period ended March 31, 1998 and on any written representation by any of such persons, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with, except (i) each of Germain E. Willem, Vice President of Sales and Marketing; Chris Harris, Vice President of Corporate
Development; Joel R. Pitlor, Director; Daniel Holman, President, CEO and Chairman of the Board; R. Patrick Maxwell, Director; and Susan Hartjes-Doherty, Secretary and Vice President of Operations and Regulatory Affairs, failed to timely file the statement of changes of beneficial ownership on Form 4 related to the grant of stock options to each in April 1997; and (ii) Carolyn A. Bruhjell, Director, failed to timely file the initial statement of beneficial ownership of securities on Form 3. All such reports have been filed or are in the process of being filed.



SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Proposals of shareholders intended to be presented in the Company's proxy materials relating to its 1999 Annual Meeting must be received by the Company at its principal executive offices not less than 120 calendar days prior to July 23, 1999.


MISCELLANEOUS

Other Matters

The management of the Company does not intend to present other items of business and knows of no items of business which are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

Annual Report to Shareholders

The Company's Annual Report to Shareholders for its fiscal year ended March 31, 1998 (including audited financial statements) accompanies this Proxy Statement.

Forward Looking Statements

The Company may from time to time, in an attempt to provide assistance in understanding its anticipated future financial performance, make written or oral "forward-looking statements" such as may be contained in its Annual Report to Shareholders, and elsewhere. "Forward-looking statements" are, however, by their very nature, subject to known and unknown risks and uncertainties relating to the Company's future performance that may cause the actual results, performance or achievements of the Company, or the industry, to differ materially from those expressed or implied in any such "forward-looking statements".

Investors are cautioned that any "forward-looking statements" made by the Company here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the "Risk Factors" and "Forward Looking Statements" sections of its Annual Report on Form 10-KSB to the SEC for the year ended March 31, 1998.

Independent Auditors

KPMG Peat Marwick LLP ("Peat Marwick") served as the Company's independent auditor during fiscal years 1996, 1997 and 1998. A representative of Peat Marwick is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if so desired.

Form 10K-SB

The Company will furnish without charge a copy of its Annual Report on Form 10-KSB (including financial statements but not exhibits) for its fiscal year ended March 31, 1998 to each person who was a shareholder of the Company as of July 15, 1998, upon receipt from any such person of a written request for such an Annual Report.
Such request should be sent to the Company at:

    2718 Summer Street NE, Minneapolis, Minnesota 55413-2820;
    ATTN: Shareholder Information.



     BY ORDER OF THE BOARD OF DIRECTORS



     /s/ SUSAN HARTJES-DOHERTY
     Susan Hartjes-Doherty
     Secretary


Minneapolis, Minnesota
July 23, 1998